UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: September 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
September 30, 2007
                                Nuveen Investments
                                MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                           NUVEEN SELECT
                           MATURITIES
                           MUNICIPAL FUND
                           NIM

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)


LOGO: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 16, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NIM

Portfolio manager Paul Brennan reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund. With 18 years of investment experience, including 16 years with Nuveen, Paul has managed NIM since July 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE SIX-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 2007?

Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer rates generally rose. In this environment, we continued to emphasize a disciplined approach to maintaining NIM's maturity profile and yield curve positioning. While we added bonds with maturities as short as 5 years and as long as 25 years during this period, the majority of our purchases were in the 20-year range of the yield curve. These purchases helped to offset the shortening of the portfolio's duration1 due to bond calls and the natural tendency of bond durations to shorten as time passes.

During this six-month period, new municipal bond supply nationwide totaled $214.7 billion, up 12% from that of April-September 2006. This was part of a larger trend toward increased issuance in 2007, as municipal supply remained on a record pace during the first nine months of the year. With the increase in municipal issuance, we expanded our emphasis on security selection, as ample new supply provided us with a greater variety of attractive bonds and sectors from which to choose. In general, our focus was on finding interesting securities with unique structures at attractive prices. During this period, we purchased some lower-rated credits, slightly increasing our allocation to bonds rated BBB, as well as an insured issue rated AAA. We also added bonds that were pre-refunded or escrowed, zero coupon bonds and credits offering premium coupons. We found these opportunities attractive based not only on their price and structure, but also on their value potential.

To help generate cash for purchases and maintain NIM's duration within our preferred strategic range, we selectively sold a few holdings with shorter durations. However, the majority of our new purchases were funded with proceeds from called or matured bonds.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

HOW DID THE FUND PERFORM?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 9/30/07

                               6-Month      1-Year        5-Year       10-Year
NIM                             1.78%        3.81%        3.95%        3.66%

Lehman Brothers 7-Year
Municipal Bond Index2           2.17%        3.81%        3.53%        4.99%


For the six months ended September 30, 2007, the cumulative return on net asset value (NAV) for NIM trailed the return for the Lehman Brothers 7-Year Municipal Bond Index. The major factors influencing NIM's total return during this period included duration and yield curve positioning, allocations to lower-rated credits, and individual security selection.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than ten years, especially those maturing in approximately five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. This environment was generally beneficial for NIM, which, as an intermediate-term strategy Fund, has more conservative duration and maturity mandates than longer-term funds. (In keeping with its investment parameters, NIM maintains an average effective maturity of 12 years or less for portfolio holdings.) With the strong performance of shorter maturity bonds, this positioning proved to be positive for NIM's performance during this period.

While duration played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over these past six months. As interest rates on longer municipal bonds rose and credit spreads widened, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of September 30, 2007, NIM had allocated approximately 13% of its portfolio to bonds rated BBB or lower and non-rated credits. This credit exposure was a negative influence on NIM's total return performance for the period.


*Six-month returns are cumulative; returns for one year, five years, and ten years are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.

2 The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

Generally, any bonds that carried credit risk, regardless of sector, tended to underperform over this period. Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period. Bonds backed by the 1998 master tobacco settlement agreement also performed poorly during this period, due to the overall lower credit quality of the tobacco sector as well as the current ample supply and projected new issuance of these bonds, which had a negative impact on their prices. At period end, NIM held approximately 4% of its portfolio in tobacco bonds.

On the whole, NIM benefited from our selection of individual securities, as the majority of the Fund's positions posted good returns relative to the overall market. Sectors of the market that performed well during this period included water and sewer, special tax-backed issues and transportation. Pre-refunded bonds, especially those that were advance refunded3 before longer municipal interest rates began to rise in mid-2007, zero coupon bonds, and insured credits also performed well during this period.


3 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
                INFORMATION


The dividend of NIM remained stable throughout the six-month reporting period ended September 30, 2007.

NIM seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2007, NIM had a negative UNII balance for financial statement purposes and a positive UNII balance, based on our best estimates, for tax purposes.

As of September 30, 2007, NIM was trading at a discount of -7.00% to its NAV. The Fund's average discount over the entire six-month reporting period was -4.95%.

NIM
Performance
OVERVIEW

Nuveen Select
Maturities
Municipal Fund
                            as of September 30, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed        64%
AA                          6%
A                          17%
BBB                         8%
BB or Lower                 1%
N/R                         4%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Oct                        0.038
Nov                        0.038
Dec                        0.038
Jan                        0.038
Feb                        0.038
Mar                        0.0365
Apr                        0.0365
May                        0.0365
Jun                        0.0365
Jul                        0.0365
Aug                        0.0365
Sep                        0.0365

Line Chart:
Share Price Performance -- Weekly Closing Price
10/01/06                      9.75
                              9.81
                              9.67
                              9.74
                              9.8
                              9.71
                              9.75
                              9.72
                              9.82
                              9.9
                              9.95
                              9.82
                              9.74
                              9.89
                              9.88
                              9.87
                              9.93
                              9.9
                              9.85
                              9.84
                              9.9
                              9.99
                              10
                              9.93
                              9.86
                              9.84
                              9.94
                              9.93
                              9.85
                              9.78
                              9.81
                              9.9
                              9.93
                              9.88
                              9.83
                              9.81
                              9.78
                              9.58
                              9.42
                              9.5
                              9.52
                              9.43
                              9.34
                              9.41
                              9.43
                              9.334
                              9.23
                              9.55
                              9.54
                              9.6201
                              9.58
                              9.5101
9/30/07                       9.44


FUND SNAPSHOT
Share Price                    $9.44
------------------------------------
Net Asset Value               $10.15
------------------------------------
Premium/(Discount) to NAV     -7.00%
------------------------------------
Market Yield                   4.64%
------------------------------------
Taxable-Equivalent Yield1      6.44%
------------------------------------
Net Assets ($000)           $125,838
------------------------------------
Average Effective Maturity
on Securities (Years)          11.20
------------------------------------
Modified Duration               4.28
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/18/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-month
(Cumulative)   -2.85%         1.78%
------------------------------------
1-Year          1.17%         3.81%
------------------------------------
5-Year          3.47%         3.95%
------------------------------------
10-Year         3.62%         3.66%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.9%
------------------------------------
Colorado                       13.5%
------------------------------------
New York                        8.1%
------------------------------------
Texas                           6.7%
------------------------------------
South Carolina                  6.5%
------------------------------------
Pennsylvania                    6.5%
------------------------------------
Florida                         4.7%
------------------------------------
Arkansas                        4.2%
------------------------------------
Wisconsin                       3.7%
------------------------------------
Kansas                          2.9%
------------------------------------
Washington                      2.8%
------------------------------------
Iowa                            2.4%
------------------------------------
Alabama                         2.1%
------------------------------------
Massachusetts                   2.1%
------------------------------------
Tennessee                       1.8%
------------------------------------
Michigan                        1.8%
------------------------------------
California                      1.7%
------------------------------------
Other                          14.6%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                20.0%
------------------------------------
Utilities                      17.7%
------------------------------------
Tax Obligation/Limited         11.9%
------------------------------------
Health Care                    10.9%
------------------------------------
Tax Obligation/General          6.2%
------------------------------------
Transportation                  6.0%
------------------------------------
Long-Term Care                  5.3%
------------------------------------
Water and Sewer                 5.0%
------------------------------------
Education and Civic
   Organizations                4.6%
------------------------------------
Other                          12.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2006 of $0.0052 per share.

NIM

Shareholder Meeting Report

The meeting was held on July 31, 2007, at The Northern Trust Company, 50 South LaSallle Street, Chicago, Illinois 60675

================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:

CLASS I
Timothy R. Schwertfeger
      For                                                             11,436,398
      Withhold                                                           255,743
--------------------------------------------------------------------------------
      Total                                                           11,692,141
================================================================================
Judith M. Stockdale
      For                                                             11,429,633
      Withhold                                                           262,508
--------------------------------------------------------------------------------
      Total                                                           11,692,141
================================================================================
Carole E. Stone
      For                                                             11,428,250
      Withhold                                                           263,891
--------------------------------------------------------------------------------
      Total                                                           11,692,141
================================================================================

                        NIM
                        Nuveen Select Maturities Municipal Fund
                        Portfolio of INVESTMENTS
                                                  September 30, 2007 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.1%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-     $    2,072,380
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,         1/12 at 101.00          A-            534,450
                 Series 2002A, 6.250%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Alabama                                                                                             2,606,830
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.0%

          250   Phoenix Industrial Development Authority, Arizona, Statewide          4/08 at 101.50         AAA            256,470
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

          750   Surprise Municipal Property Corporation, Arizona, Wastewater          4/11 at 100.00         N/R            748,275
                 System Revenue Bonds, Series 2007, 4.500%, 4/01/17

          265   Winslow Industrial Development Authority, Arizona, Hospital             No Opt. Call         N/R            265,289
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.750%, 6/01/08

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total Arizona                                                                                             1,270,034
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 4.1%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and          10/11 at 100.00         AAA          1,058,780
                 Construction Bonds, Series 2002A, 5.250%, 10/01/17 -
                 FSA Insured

        1,500   Jefferson County, Arkansas, Pollution Control Revenue Bonds,          6/11 at 100.00          A-          1,509,975
                 Entergy Arkansas Inc. Project, Series 2006, 4.600%, 10/01/17

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call           A          1,044,420
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,          No Opt. Call         AAA          1,561,649
                 Series 1992A, 6.500%, 7/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Arkansas                                                                                            5,174,824
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 1.7%

        2,115   Vernon, California, Electric System Revenue Bonds, Malburg            4/08 at 100.00         Aaa          2,134,712
                 Generating Station Project, Series 2003C, 5.250%, 4/01/17
                 (Pre-refunded 4/01/08)
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 13.3%

        2,895   Centennial Downs Metropolitan District, Colorado, General            12/14 at 100.00         AAA          3,058,886
                 Obligation Bonds, Series 1999, 5.000%, 12/01/20 -
                 AMBAC Insured

        1,175   Colorado Educational and Cultural Facilities Authority, Charter      12/13 at 100.00         AAA          1,198,806
                 School Revenue Bonds, Classical Academy, Series 2003,
                 4.500%, 12/01/18 - XLCA Insured

        1,320   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,371,863
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

          330   Colorado Housing Finance Authority, Single Family Program Senior      4/10 at 105.00          AA            342,830
                 Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)

        1,025   Denver Health and Hospitals Authority, Colorado, Healthcare          12/11 at 100.00     BBB (3)          1,116,809
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23
                 (Pre-refunded 12/01/11)

        1,465   Denver West Metropolitan District, Colorado, General Obligation      12/13 at 100.00          AA          1,440,915
                 Refunding and Improvement Bonds, Series 2003,
                 4.500%, 12/01/18 - RAAI Insured

        1,340   Eagle Bend Metropolitan District 2, Colorado, General Obligation     12/14 at 101.00          AA          1,363,303
                 Bonds, Series 2004, 5.000%, 12/01/20 - RAAI Insured


                                       10

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

$          59   El Paso County, Colorado, FNMA Mortgage-Backed Single Family            No Opt. Call         Aaa     $       61,397
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

        1,750   Erie, Boulder and Weld Counties, Colorado, Water Enterprise          12/08 at 100.00           A          1,737,418
                 Revenue Bonds, Series 1998, 5.000%, 12/01/23 - ACA Insured

           70   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA             72,482
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        5,875   Northwest Parkway Public Highway Authority, Colorado, Senior           6/11 at 38.04         AAA          1,901,444
                 Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 -
                 AMBAC Insured

        2,845   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00    Baa1 (3)          3,054,108
                 Series 2001A, 5.600%, 11/15/21 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       20,149   Total Colorado                                                                                           16,720,261
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.6%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          500    5.500%, 1/01/14 (Alternative Minimum Tax)                            1/08 at 100.00         BBB            500,235
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/08 at 100.00         BBB          1,570,738

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Connecticut                                                                                         2,070,973
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.6%

        2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue            10/13 at 100.00         AAA          2,590,704
                 Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured

        1,000   Florida Citizens Property Insurance Corporation, High Risk              No Opt. Call         AAA          1,078,450
                 Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 -
                 MBIA Insured

        2,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,       10/15 at 100.00         AAA          2,100,220
                 Series 2005, 5.000%, 10/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,400   Total Florida                                                                                             5,769,374
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.4%

          445   Cherokee County Water and Sewerage Authority, Georgia,                8/22 at 100.00         AAA            478,135
                 Revenue Bonds, Series 1995, 5.200%, 8/01/25
                 (Pre-refunded 8/01/22) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.7%

          790   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R            810,366
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

        1,500   Cook County Township High School District 208, Illinois, General     12/15 at 100.00         Aaa          1,579,575
                 Obligation Bonds, Series 2006, 5.000%, 12/01/21 - MBIA Insured

        2,000   Huntley, Illinois, Special Service Area 9, Special Tax Bonds,         3/17 at 100.00         AAA          2,085,820
                 Series 2007, 5.100%, 3/01/28 - AGC Insured

        4,875   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          5,367,179
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00        BBB-          2,105,200
                 Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16

        2,000   Illinois Educational Facilities Authority, Revenue Bonds,             3/14 at 102.00          A1          2,020,740
                 Art Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa          1,135,650
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.625%, 5/01/17
                 (Pre-refunded 5/01/12)

           20   Illinois Health Facilities Authority, Revenue Bonds, Condell            No Opt. Call        Baa2             20,683
                 Medical Center, Series 2002, 5.250%, 5/15/12

          695   Illinois Health Facilities Authority, Revenue Bonds,                  8/09 at 101.00           A            712,048
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19


                                       11

                        NIM
                        Nuveen Select Maturities Municipal Fund (continued)
                        Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$         515   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross     8/09 at 101.00       A (3)     $      538,057
                 Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19
                 (Pre-refunded 8/15/09)

        1,355   Kane & DeKalb Counties, Illinois, Community United School               No Opt. Call         Aaa            843,298
                 District 301, General Obligation Bonds, Series 2006,
                 0.000%, 12/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,750   Total Illinois                                                                                           17,218,616
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.3%

        1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          1,044,840
                 Medical Center, Series 2000, 6.250%, 7/01/25

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          1,903,878
                 Asset-Backed Revenue Bonds, Series 2001B,
                 5.300%, 6/01/25 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,800   Total Iowa                                                                                                2,948,718
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and           11/11 at 101.00          A+          3,644,724
                 Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.500%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.4%

        1,745   Kentucky Housing Corporation, Housing Revenue Bonds,                  1/15 at 100.60         AAA          1,796,861
                 Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.9%

        1,100   Maryland Energy Financing Administration, Revenue Bonds,             11/07 at 100.00         N/R          1,102,893
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.0%

          500   Massachusetts Development Finance Agency, Revenue Bonds,             10/17 at 100.00        BBB-            478,660
                 Orchard Cove, Series 2007, 5.000%, 10/01/19

        1,465   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,530,632
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41 -
                 MBIA Insured (Alternative Minimum Tax)

                Massachusetts Port Authority, Special Facilities Revenue Bonds,
                Delta Air Lines Inc., Series 2001A:
          100    5.200%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA            102,815
          435    5.000%, 1/01/27 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA            435,561

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Massachusetts                                                                                       2,547,668
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.7%

        1,000   Cornell Township Economic Development Corporation,                    5/12 at 100.00         AAA          1,095,680
                 Michigan, Environmental Improvement Revenue Refunding
                 Bonds, MeadWestvaco Corporation-Escanaba Project,
                 Series 2002, 5.875%, 5/01/18 (Pre-refunded 5/01/12)

          600   Michigan State Hospital Finance Authority, Hospital Revenue           1/08 at 100.00         Ba3            601,482
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          470   Michigan State Hospital Finance Authority, Revenue Refunding          2/08 at 100.00         BB-            470,667
                 Bonds, Detroit Medical Center, Series 1988A, 8.125%, 8/15/12

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Michigan                                                                                            2,167,829
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.8%

        1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call           A          1,056,160
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.3%

          300   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R            303,576
                 Revenue Bonds, Baptist Memorial Healthcare,
                 Series 2004B-1, 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.8%

$       1,000   Dodge County School District 1, Nebraska, Fremont Public             12/14 at 100.00         Aaa     $    1,061,360
                 Schools, General Obligation Bonds, Series 2004,
                 5.000%, 12/15/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 0.4%

          500   Bayonne Redevelopment Agency, New Jersey, Revenue Bonds,                No Opt. Call        BBB-            502,545
                 Royal Caribbean Cruises Project, Series 2006A,
                 4.750%, 11/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 8.0%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,059,000
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        1,500   New York State Energy Research and Development Authority,            10/07 at 100.00          A1          1,500,750
                 Facilities Revenue Bonds, Consolidated Edison Company Inc.,
                 Series 2001A, 4.700%, 6/01/36 (Mandatory put 10/01/12)
                 (Alternative Minimum Tax)

          370   New York State Medical Care Facilities Finance Agency,                2/08 at 100.00         AA+            373,104
                 FHA-Insured Mortgage Hospital and Nursing Home
                 Revenue Bonds, Series 1995C, 6.100%, 8/15/15

        2,130   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,138,946
                 Water Treatment Plant Bonds, Series 1994,
                 8.500%, 11/01/07 - MBIA Insured (Alternative
                 Minimum Tax) (ETM)

        4,300   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          4,934,550
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,300   Total New York                                                                                           10,006,350
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.6%

        1,880   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA          1,994,924
                 Series 2003, 5.000%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.8%

        1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue                  No Opt. Call           A          1,027,640
                 Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.9%

        1,150   Oklahoma State Industries Authority, Health System Revenue            2/08 at 101.00         AAA          1,162,087
                 Refunding Bonds, Baptist Medical Center, Series 1995D,
                 5.000%, 8/15/14 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 6.4%

        1,120   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,271,939
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

        4,120   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/14 at 100.00         AAA          4,403,167
                 Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

          995   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA          1,182,816
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        1,085   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          1,154,733
                 General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,320   Total Pennsylvania                                                                                        8,012,655
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.4%

          750   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-            785,745
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/19

        1,540   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          1,905,719
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)

        2,835   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          3,467,998
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

           25   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-             25,789
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30


                                       13

                        NIM
                        Nuveen Select Maturities Municipal Fund (continued)
                        Portfolio of INVESTMENTS September 30, (2007) (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SOUTH CAROLINA (continued)

$       1,260   South Carolina JOBS Economic Development Authority, Hospital            No Opt. Call    Baa2 (3)     $    1,338,826
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.000%, 12/15/10 (ETM)

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            514,190
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
        6,910   Total South Carolina                                                                                      8,038,267
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.8%

        1,000   South Dakota Health and Educational Facilities Authority,             5/17 at 100.00         AA-          1,018,650
                 Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.8%

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
          750    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (3)            831,803
        1,250    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (3)          1,386,338

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Tennessee                                                                                           2,218,141
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.6%

        1,055   Austin, Texas, General Obligation Bonds, Series 2004,                 9/14 at 100.00         AAA          1,107,550
                 5.000%, 9/01/20 - MBIA Insured

          565   Bexar County Housing Finance Corporation, Texas,                        No Opt. Call         AAA            568,786
                 FNMA Guaranteed Multifamily Housing Revenue Bonds,
                 Villas Sonterra Apartments Project, Series 2007A,
                 4.700%, 10/01/15 (Alternative Minimum Tax)

           25   Brazos River Authority, Texas, Collateralized Pollution Control         No Opt. Call        Baa2             24,494
                 Revenue Bonds, Texas Utilities Electric Company,
                 Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)

        2,000   Brazos River Authority, Texas, Collateralized Revenue                 6/14 at 100.00         AAA          2,034,460
                 Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          500   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2            498,315
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

           15   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2             15,537
                 Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                 6.750%, 4/01/38 (Mandatory put 4/01/13)
                 (Alternative Minimum Tax)

        1,875   Denton Independent School District, Denton County, Texas,             8/16 at 100.00         AAA          1,990,144
                 General Obligation Bonds, Series 2006, 5.000%, 8/15/20

           65   Galveston Property Finance Authority Inc., Texas, Single Family       3/08 at 100.00        Caa1             63,623
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

           25   Sabine River Authority, Texas, Pollution Control Revenue Bonds,         No Opt. Call        Baa2             24,916
                 TXU Energy Company LLC Project, Series 2001B,
                 5.750%, 5/01/30 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        1,500   Texas Municipal Gas Acquistion and Supply Corporation I,              1/08 at 100.00         AA-          1,461,825
                 Gas Supply Revenue Bonds, Series 2006B, 4.148%, 12/15/17

          100   Travis County Health Facilities Development Corporation, Texas,      11/07 at 100.00         Aaa            100,179
                 Hospital Revenue Bonds, Daughters of Charity National
                 Health System, Series 1993B, 5.900%, 11/15/07 (ETM)

          370   Tri-County Mental Health and Retardation Center, Texas,               3/08 at 100.00         AAA            374,026
                 Revenue Bonds, Facilities Acquisition Program, Series 1995E,
                 6.500%, 3/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,095   Total Texas                                                                                               8,263,855
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 1.2%

        1,500   Bountiful, Davis County, Utah, Hospital Revenue Refunding               No Opt. Call         N/R          1,520,790
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 2.7%

        1,130   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa          1,159,561
                 Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/08 (ETM)


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       1,870   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA     $    1,917,218
                 Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/08

          295   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA            364,124
                 Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,295   Total Washington                                                                                          3,440,903
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.6%

        2,000   Harrison County Commission, West Virginia, Solid Waste Disposal       2/08 at 100.00         AAA          2,031,480
                 Revenue Bonds, West Penn Power Company, Series 1994C,
                 6.750%, 8/01/24 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.6%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
          795    6.125%, 6/01/27                                                      6/12 at 100.00         BBB            822,602
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          1,520,034

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,044,400
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 101.00           A          1,165,640
                 Bonds, Aurora Health Care Inc., Series 1999A,
                 5.500%, 2/15/20 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,425   Total Wisconsin                                                                                           4,552,676
------------------------------------------------------------------------------------------------------------------------------------
$     121,964   Total Investments (cost $120,998,887) - 98.4%                                                           123,864,511
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,973,414
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 125,837,925
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (2) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Services, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES

                                                  September 30, 2007 (Unaudited)


--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $120,998,887)                          $123,864,511
Cash                                                                    148,881
Receivables:
   Interest                                                           2,013,365
   Investments sold                                                     316,063
Other assets                                                              3,422
--------------------------------------------------------------------------------
      Total assets                                                  126,346,242
--------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                                       49,797
   Other                                                                 31,130
Dividends payable                                                       427,390
--------------------------------------------------------------------------------
      Total liabilities                                                 508,317
--------------------------------------------------------------------------------
Net assets                                                         $125,837,925
================================================================================
Shares outstanding                                                   12,396,406
================================================================================
Net asset value per share outstanding                              $      10.15
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Shares, $.01 par value per share                                   $    123,964
Paid-in surplus                                                     138,329,340
Undistributed (Over-distribution of) net investment income             (124,794)
Accumulated net realized gain (loss) from investments               (15,356,209)
Net unrealized appreciation (depreciation) of investments             2,865,624
--------------------------------------------------------------------------------
Net assets                                                         $125,837,925
================================================================================
Authorized shares                                                     Unlimited
================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS

                                             Six Months Ended September 30, 2007
                                             (Unaudited)


--------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $3,130,502
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                         303,235
Shareholders' servicing agent fees and expenses                           5,059
Custodian's fees and expenses                                            17,401
Trustees' fees and expenses                                               1,895
Professional fees                                                         6,772
Shareholders' reports - printing and mailing expenses                    21,369
Stock exchange listing fees                                               4,830
Investor relations expense                                               10,004
Other expenses                                                            2,208
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                              372,773
   Custodian fee credit                                                 (10,539)
--------------------------------------------------------------------------------
Net expenses                                                            362,234
--------------------------------------------------------------------------------
Net investment income                                                 2,768,268
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               (37,657)
Change in net unrealized appreciation (depreciation) of investments    (494,174)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (531,831)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $2,236,437
================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (Unaudited)


                                               SIX MONTHS ENDED       YEAR ENDED
                                                       9/30/07          3/31/07
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 2,768,268      $ 5,645,379
Net realized gain (loss) from investments              (37,657)         (16,869)
Change in net unrealized appreciation
   (depreciation) of investments                      (494,174)         622,595
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                   2,236,437        6,251,105
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                          (2,714,813)      (5,791,598)
--------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                  (2,714,813)      (5,791,598)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets                 (478,376)         459,507
Net assets at the beginning of period              126,316,301      125,856,794
--------------------------------------------------------------------------------
Net assets at the end of period                   $125,837,925     $126,316,301
================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                           $   (124,794)    $   (178,249)
================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, the Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the six months ended September 30, 2007.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions of its own shares during the six months ended September 30, 2007, nor during the fiscal year ended March 31, 2007.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2007, aggregated $8,538,566 and $5,822,328, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2007, the cost of investments was $120,942,348.

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2007, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $3,240,382
   Depreciation                                                        (318,219)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $2,922,163
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2007, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                  $223,968
Undistributed net ordinary income **                                        713
Undistributed net long-term capital gains                                    --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2007, paid on April 2, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended March 31, 2007, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $5,764,329
Distributions from net ordinary income **                                64,461
Distributions from net long-term capital gains                               --
================================================================================
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2007, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

--------------------------------------------------------------------------------
Expiration year:
   2010                                                              $    14,922
   2011                                                                6,523,386
   2012                                                                8,737,799
   2013                                                                    4,977
   2014                                                                   14,448
   2015                                                                   11,084
--------------------------------------------------------------------------------
Total                                                                $15,306,616
================================================================================

The Fund elected to defer net realized losses from investments incurred from November 1, 2006 through March 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $11,832 were treated as having arisen on the first day of the current fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================

                        Notes to
                        FINANCIAL STATEMENTS  (Unaudited) (continued)


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser, and resulted in the automatic termination of the Fundagreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser. The new ongoing agreement was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective September 30, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Fund has concluded that there are no significant uncertain tax positions that require recognition in the Fund's financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

Distributions to Shareholders

The Fund declared a dividend distribution of $.0365 per share from its tax-exempt net investment income which was paid on November 1, 2007, to shareholders of record on October 15, 2007.

                        Financial
                        HIGHLIGHTS (Unaudited)

                Selected data for a share outstanding throughout each period:

                                          Investment Operations                  Less Distributions
                                   -----------------------------------    ----------------------------------
                                                       Net
                        Beginning         Net    Realized/                       Net                              Ending     Ending
                        Net Asset  Investment   Unrealized                Investment     Capital               Net Asset     Market
                            Value      Income   Gain (Loss)      Total        Income       Gains       Total       Value      Value
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)                    $10.19        $.22        $(.04)       $.18        $(.22)       $  --       $(.22)     $10.15      $9.44
2007                        10.15         .46          .05         .51         (.47)          --        (.47)      10.19       9.94
2006                        10.22         .48         (.07)        .41         (.48)          --        (.48)      10.15       9.95
2005                        10.35         .49         (.14)        .35         (.48)          --        (.48)      10.22       9.30
2004                        10.34         .51           --         .51         (.50)          --        (.50)      10.35       9.93
2003(a)                     10.57         .43         (.22)        .21         (.44)          --        (.44)      10.34       9.85
Year Ended 5/31:
2002                        11.21         .57         (.57)         --         (.61)        (.03)       (.64)      10.57      10.45
====================================================================================================================================
                                                                              Ratios/Supplemental Data
                                                ------------------------------------------------------------------------------------
                                                                   Ratios to Average             Ratios to Average
                                                                      Net Assets                    Net Assets
                           Total Returns                               Before Credit                After Credit**
                       ----------------------                   -------------------------    -------------------------
                       Based on     Based on        Ending                          Net                          Net      Portfolio
                         Market    Net Asset    Net Assets                   Investment                   Investment       Turnover
                          Value+       Value+         (000)     Expenses         Income      Expenses         Income           Rate
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
2008(b)                   (2.85)%      1.78%      $125,838           .59%*         4.39%*         .58%*         4.40%*            5%
2007                       4.75        5.10        126,316           .62           4.44           .58           4.48             15
2006                      12.21        4.02        125,857           .59           4.67           .57           4.68              7
2005                      (1.52)       3.44        126,645           .61           4.81           .60           4.82             10
2004                       6.03        5.09        128,335           .63           4.92           .62           4.93             13
2003(a)                   (1.48)       2.03        128,106           .65*          4.95*          .65*          4.96*             6
Year Ended 5/31:
2002                       1.87        (.06)       130,959           .69           5.23           .68           5.23             48
====================================================================================================================================

*    Annualized.
**   After custodian fee credit.
+ Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
     (a) For the period June 1, 2002  through  March 31, 2003.
     (b) For the six months ended September 30, 2007.


                                 See accompanying notes to financial statements.

                                  24-25 spread

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangement. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Fund, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between the Fund and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreement with NAM is hereafter referred to as the "Original Investment Management Agreement."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). The Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the "New Investment Management Agreement") with NAM on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contract, whichever is later. The 1940 Act also requires that the New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreement, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreement.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Fund. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] the Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Fund. In evaluating the Original Investment Management Agreement, the Board Members also relied upon their knowledge of NAM, its services and the Fund resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered the Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreement, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the Fund and working with NAM on matters relating to the Fund. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND NAM

At the May Meeting, the Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that the Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of the Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for the Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Fund operates in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreement - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue the Original Investment Management Agreement. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement are fair and reasonable, that NAM's fees are reasonable in light of the services provided to the Fund and that the renewal of the Original Investment Management Agreement be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on the Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Fund as a result of the Transaction;

[]   any legal issues for the Fund as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the Original Investment Management Agreement at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreement. Accordingly, in evaluating the New Investment Management Agreement, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement are the same as the Original Investment Management Agreement. The Board Members further noted that key personnel who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement.

B. PERFORMANCE OF THE FUND

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreement and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Fund, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreement and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Fund and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the Fund).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACT

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement. The terms of the Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                        NOTES

                        NOTES

Glossary of
TERMS USED in this REPORT


[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

[] MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Modified duration is a formula that expresses the measurable change in the value of a security in response to a change in interest rates.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

The Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each  Fund  has  filed  with  the   Securities   and  Exchange   Commission  the
certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Fund's Board of Trustees voted to permit the Fund to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Fund's ability to meet its investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.



BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
--------------------------------------------------------------------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:            www.nuveen.com/etf

                                             Share prices
                                             Fund details
                                             Daily financial news
                                             Investor education
                                             Interactive planning tools

                                                                     ESA-A-0907D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: December 6, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 6, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 6, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.